UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  July 18, 2011

QR Energy, LP
(Exact name of registrant as specified in its charter)

Delaware	001-35010	90-0613069
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

5 Houston Center
1401McKinney Street, Suite 2400
Houston, Texas 77010
(Address of principal executive office) (Zip Code)
(713) 452-2200
(Registrants’ telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)  On July 18, 2011, Lloyd V. Delano accepted the position of Chief Accounting Officer of QR Energy, LP (the “Partnership”). Mr. Delano is a seasoned executive with more than 35 years of accounting and finance experience in the upstream oil and gas industry. He has served as Senior Vice President and Chief Accounting Officer of The Meridian Resource Corporation for the past 18 years. Prior to that, Mr. Delano served in various accounting and planning roles at Elf Aquitane, Cabot Corporation, A-S Energy and Shenandoah Oil Corporation. He holds a B.S. from Abilene Christian University, an M.B.A. from the University of Texas at Arlington and is a Certified Public Accountant. The Partnership expects Mr. Delano to assume the Chief Accounting Officer role on or around July 29, 2011.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QR Energy, LP

	By:	QRE GP, LLC, its general partner

Dated: July [●], 2011
	By:	/s/ Gregory S. Roden
		Name:	Gregory S. Roden
		Title:	Vice President and General Counsel